Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AND RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

In connection with the accompanying Annual Report on Form 10-K (the “Report”) of Express Scripts Holding Company (the “Company”) for the period ended December 31, 2012, I, George Paz, Chairman, President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, and Exchange Act Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/ George Paz
George Paz Chairman, President and Chief Executive Officer Express Scripts Holding Company

Date: February 18, 2013